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                                                                   EXHIBIT 10.19

                                 AMENDMENT NO. 3
                                     TO THE
                              AOL TIME WARNER INC.
                           DEFERRED COMPENSATION PLAN
                   (AMENDED AND RESTATED AS OF AUGUST 1, 2001)

1. Effective January 1, 2004, the name of the Plan is changed to the "Time Warner Inc. Deferred Compensation Plan."

2.       The following sentence is added at the end of Section 1.1:

         Effective October 16, 2003, AOL Time Warner Inc. was renamed Time Warner Inc. and effective January 1, 2004 the name of the Plan is amended to be the Time Warner Inc. Deferred Compensation Plan.

3.       The second sentence of Section 1.2 is amended to read as follows:

         The Plan also applies to certain account balances attributable to compensation previously irrevocably deferred under (i) the Time Warner Deferred Compensation (pre-1999) Plan (the "Pre-1999 Plan"), (ii) the Time Warner Excess Profit Sharing Plan (the "Excess Profit Sharing Plan"), (iii) the Warner Bros. Supplemental Executive Retirement Plan (the "Warner Bros. SERP"), (iv) the employment agreements of certain senior officers and key personnel of the Company and its Affiliates and
         (v) the Time Warner Entertainment Deferred Compensation Plan (the "TWE Plan"), subject to the terms and conditions for making such transfers specified in the Pre-1999 Plan, the Excess Profit Sharing Plan, the Warner Bros. SERP, each of such employment agreements and the TWE Plan.

4.       Section 2.9 of the Plan is amended to read as follows:

         2.9 COMPANY: Time Warner Inc. or any successor thereto. (Effective October 16, 2003, AOL Time Warner Inc. was renamed Time Warner Inc.)

5.       Section 2.22 of the Plan is amended to read as follows:

         2.22 PLAN: This Plan, the Time Warner Inc. Deferred Compensation Plan, as set forth herein and as it may be amended from time to time (previously named the AOL Time Warner Inc. Deferred Compensation Plan and prior to January 11, 2001, the Time Warner Inc. Deferred Compensation Plan).

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6.       The following new subsection (d) is added to Section 3.6:

         (d) Effective as of April 1, 2003, the Deferred Compensation Accounts of those Participants and Inactive Participants in the TWE Plan who had been employed in the former Filmed Entertainment and Home Box Office divisions of TWE have been transferred to the Plan.

7.       The following new subsection (e) is added to Section 3.6:

         (e) Transfers from the Plan were made effective as of October 24, 2003, in accordance with Section 10.3(b) of the Plan, with respect to the account balances of Participants who were transferred pursuant to the Stock Purchase Agreement between AOL Time Warner Inc. and Cinram International Inc. dated as of July 18, 2003.

8.       Section 5.12 is amended to read as follows:

         5.12 TRANSFERS FROM THE PRE-1999 PLAN, THE EXCESS PROFIT SHARING PLAN, THE WARNER BROS. SERP, CERTAIN EMPLOYMENT AGREEMENTS AND THE TWE PLAN. All balances transferred from the Pre-1999 Plan, the Excess Profit Sharing Plan, the Warner Bros. SERP, the employment agreements specified in Section 3.6(b) and the TWE Plan shall be subject to the provisions of this Article V as part of a Participant's or Inactive Participant's Deferred Compensation Account. A participant whose Warner Bros. SERP account balance has been transferred to the Plan may not elect an in-service payment date with respect to such account balance prior to April 1, 2004.

9. References in the Plan to "AOL Time Warner Inc. Long Term Disability Plan" are amended to read "Time Warner Long Term Disability Plan."

10. References in the Plan to "AOL Time Warner Inc. Stock Fund" are amended to read "Time Warner Inc. Stock Fund."

11. References in the Plan to "AOL Time Warner Defined Contribution Plans Master Trust" are amended to read "Time Warner Defined Contribution Plans Master Trust."

12. Items 3, 6 and 8 are effective as of April 1, 2003; Item 7 is effective as of October 24, 2003; all other items are effective January 1, 2004, unless other indicated.